UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2025

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2025, the Board of Directors (the “Board”) of Spire Global, Inc. (the “Company”) approved an increase in the size of the Board from six to seven members and appointed Toni Rinow as a director, effective October 13, 2025. Ms. Rinow will serve as a Class II director until the 2026 annual meeting of stockholders and until her successor is elected and qualified, or until her earlier death, resignation or removal.

The Board determined that Ms. Rinow qualifies as an independent director pursuant to the listing standards of the New York Stock Exchange (the “NYSE”) and the rules of the U.S. Securities and Exchange Commission (the “SEC”). The Board has also appointed Ms. Rinow to serve on the Audit Committee of the Board. Ms. Rinow will receive compensation for her service in accordance with the Company’s non-employee director compensation program described under “Director Compensation” in the Company’s definitive proxy statement filed with the SEC on April 22, 2025. As part of such compensation, on October 13, 2025, Ms. Rinow received an initial award of 21,517 restricted stock units pursuant to the Company’s 2021 Equity Incentive Plan (the “Initial Award”). The Initial Award is scheduled to vest in three equal installments on each of the one-, two-, and three-year anniversaries of the Initial Award’s grant date, in each case subject to her continued service to the Company through the applicable vesting date.

There are no arrangements or understandings between Ms. Rinow and any other persons pursuant to which Ms. Rinow was selected as a director of the Company. There are no relationships or related transactions between Ms. Rinow or any member of her immediate family and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

Press Release

On October 15, 2025, the Company issued a press release announcing the appointment of Ms. Rinow to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
99.1	News release of Spire Global, Inc., dated October 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	October 15, 2025	By:	/s/ Theresa Condor
		Name: Title:	Theresa Condor President and Chief Executive Officer